Item 1: Report to Shareholders

Summit GNMA Fund	October 31, 2005

The views and opinions in this report were current as of October 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Returns on short-term securities improved over the six-month period ended October 31, 2005, as the Federal Reserve continued removing the accommodative monetary policy that has been in place for the past few years. Since June 2004, the Fed has raised the federal funds rate from 1% to its current level of 4% (as of November 1, 2005). The central bank has done this in what it describes as a “measured” way, hiking the rate 25 basis points (0.25%) at every Federal Open Market Committee meeting, which occur about every six weeks. While the Fed moved ahead resolutely, however, interest rates on longer-term securities fluctuated significantly as investors weighed monetary policy against other factors, such as the consequences of record oil prices on inflation and economic growth. This created more difficult conditions for investors in mortgage-backed securities.

ECONOMY AND INTEREST RATES

The economy continued to expand throughout the past six months, apparently slowing only slightly in the aftermath of the widespread destruction wrought by Hurricane Katrina in late August. According to the latest estimates, gross domestic product grew at a 3.3% annualized rate in the second quarter and a 3.8% rate in the third. While the headline data on inflation was less welcome—consumer prices rose substantially in July and August, and then spiked by 1.2% in September—this was mostly due to record-high oil prices. The core rate of inflation, which excludes food and energy, rose at a steady and modest 0.1% monthly rate through September. Although the hurricane took a large toll on Gulf Coast employment, the national labor market remained healthy, and the unemployment rate stood at only 5% in October.

Even as the economy grew steadily, the past 12 months were extremely volatile for fixed-income securities. Yields rose almost 200 basis points at the short end of the yield curve, while the 10-year rate only rose 53 basis points and the 30-year rate actually fell four basis points. Although this dramatic yield curve flattening was anticipated as the Federal Reserve took care to telegraph its tightening policy, a pattern of substantial volatility underlay these rate moves. The yield on the 10-year Treasury note began the period at 4.02%, rose as high as 4.65%, fell back to 3.89%, and ended at 4.55%. The crests and troughs of the 10-year yield were driven by various factors, such as Fed policy, soaring oil prices, fears of an economic slowdown due to the hurricanes, and the downgrade of Ford and GM debt to high-yield status.

SUMMIT CASH RESERVES FUND

Your fund returned 1.51% and 2.51% for the 6- and 12-month periods ended October 31, 2005, respectively. While the returns on the portfolio remain modest, they are continuing to grow, expanding by roughly a full percent over the past year. Also, the fund outpaced the average money market fund by 49 basis points during the past 12 months, while remaining in the top decile of its category for the 1-, 5-, and 10-year periods. (Based on total return, Lipper ranked the Summit Cash Reserves Fund 31 out of 361, 39 out of 342, 22 out of 302, and 16 out of 188 for the 1-, 3-, 5-, and 10-year periods ended September 30, 2005, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

“Real,” or inflation-adjusted, short-term rates are currently at 2% using the core personal consumption expenditures (PCE) deflator, the Fed’s preferred measure of inflation. Even with short-term rates 300 basis points higher and “real” rates nearing their long-term average, the Fed has stated that monetary policy is still accommodative and that it would continue to remove this accommodation at a measured pace in order to achieve its long-term objectives of sustainable economic growth and price stability.

During the past six months, the portfolio became less defensive as the Fed made it clear that it would continue raising rates at its measured pace. Given little chance that the Fed would move at 50 basis points per meeting, we allowed the weighted average maturity of the portfolio to mirror closely the six-week cycle of the rate-setting meetings of the Federal Open Market Committee as well as the maturity of other money market mutual funds. However, as the period was coming to a close and the short-term yield curve steepened, we expanded our maturity target range to capture attractive yields farther out the yield curve. Since at least 50 to 75 basis points were already built into the short-term yield curve, we felt that this was an opportune time to extend our average maturity.

The portfolio’s credit profile continues to be very high, with 100% of the securities carrying a short-term rating of either A-1+ or A-1 from Standard & Poor’s. We continue to use the commercial paper market extensively, and the sector now represents 72% of the total portfolio. However, the assets are very well diversified by issuer, industry, and country. This sector increases the liquidity of the portfolio while maintaining a high credit profile. While we have some exposure to tax-exempt securities in the portfolio, the higher nominal rates of the past year have helped alleviate the imbalances that caused the tax-exempt market to cheapen. We do not anticipate any meaningful exposure going forward, but we will be alert to any opportunities should they arise.

Given the continued resource-absorbing growth of the economy and the fact that long-term interest rates have not moved substantially higher, we expect the Fed to keep raising short-term interest rates. Our base case forecast has the federal funds rate moving to 5% by the middle of 2006, at which time any further moves would be dependent on economic growth and the inflation outlook. At that time, the six-month return on the portfolio should be about 3.50% to 4.00%. This illustrates the advantage of a money market fund that is able to pass through to shareholders higher short-term market rates compared to a bank product that has an administered rate. However, we are always mindful that our primary concern is safety of principal and liquidity and then, when these objectives are met, the highest possible yield.

SUMMIT GNMA FUND

The Summit GNMA Fund returned 0.35% and 1.53% for the 6- and 12-month periods ended October 31, 2005, respectively. As shown in the table, the portfolio outperformed the Lipper GNMA Funds Average but lagged the Citigroup GNMA Index return for both periods. The fund’s net asset value declined by $0.19 over the past six months, but this decline was more than offset by $0.23 in dividends paid out over the period.

The volatile interest rate environment was very tough on mortgages, which perform best when interest rates remain tame and securities trade in a fairly tight range. Over the last 12 months, as measured by Lehman indexes, mortgages returned 1.75%, while GNMAs performed somewhat better, returning 2.13% over the same period. Most of that outperformance occurred in the last three months as foreign investors showed a preference for GNMAs. Another factor supporting prices was shrinking supply. At the end of our reporting period, GNMAs represented 9.7% of the overall Lehman mortgage index, compared to 12.4% a year earlier. Investors such as ourselves are reluctant sellers into a market that is becoming smaller, as we risk not being able to buy back bonds at a later date. Excess returns on mortgages (returns compared to equal-duration Treasuries) were a slightly positive eight basis points over the past year. Over the last three months, however, mortgages underperformed by 50 basis points, which was attributable to spread widening and the volatile interest rate environment.

Our posture during the year was defensive. We maintained a shorter duration compared to the GNMA Index, and we chose securities that were less susceptible to volatility in interest rates. We did this with an overweight stance in 15-year mortgages, a position in asset-backed home equity loans, and a larger position in commercial mortgage-backed securities (CMBS). CMBS are backed by diversified pools of commercial real estate loans that are structured with strong call protection. This benefits a portfolio by adding stability to the average life of the portfolio compared with an all-mortgage fund. We also carefully select the pass-throughs that we own—looking for better protection against volatility and superior return potential than what is available in the “to-be-announced” (TBA) market.

The mortgage sector is at an interesting point currently. Spreads have widened, offering more yield advantage relative to Treasuries than we have seen in over a year; however, when compared with spreads of many years ago, they still appear somewhat narrow. Likewise, implied volatility has come off of its recent lows, but when compared to previous years still appears fairly low. While low or even negative supply has been a constructive factor for the sector for the last several months, supply has been ticking up recently and should continue to be positive for the next several months. The flat yield curve has reduced the benefit to homeowners of moving into hybrid ARM mortgages compared with 30-year fixed mortgages, and, in fact, may cause some hybrid borrowers to refinance back into 30-year loans. This would only increase supply in our sector.

Finally, demand continues to be the wild card. The government-sponsored entities, FNMA (Fannie Mae) and FHLMC (Freddie Mac), have been sidelined from investing in the mortgage market because of their accounting problems and the political environment. The Office of Federal Housing Enterprise Oversight just announced that Fannie Mae has met its capital requirements, however, and Freddie Mac has been in a positive cash position for several months. While we do not anticipate Fannie Mae becoming a major buyer of mortgages given recent problems, we may see Freddie Mac become a larger buyer given that the spread between mortgages and agency debt has widened to attractive levels. Foreign buyers have been very quiet over the last few months as well, despite widespread anticipation that they would become strong investors after rates rose. Banks are another potential source of demand, but they are generally not interested in mortgages when the yield curve is flat—which prohibits them from buying mortgages with money borrowed at cheaper, short-term rates.

We have seen mortgages underperform Treasuries and swaps when interest rates are rising and do much better when rates are falling. Our view is that interest rates may find a comfortable range in which to trade once the Fed nears the end of its tightening cycle. However, we may see more volatility as we go through the next few tightenings, and mortgages will probably continue to trade directionally with interest rates. We continue to prefer securities with better protection against volatility and a slightly shorter duration until we reach that comfortable range. We look forward to a more mundane and steady interest rate environment and, hopefully, higher returns.

OUTLOOK

We seem poised to enter a more favorable environment for investors in short-term and mortgage-backed securities. The end result of the Fed’s tightening program will be higher yields for fixed-income investors. Volatility in interest rates should ebb as the Fed eventually nears its goal of removing monetary accommodation. We will continue to attempt to position the portfolios to best exploit these opportunities, while placing primary emphasis on maintaining a diversified and risk-aware approach.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

James M. McDonald
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Connice A. Bavely
Chairman of the Investment Advisory Committee
Summit GNMA Fund

November 17, 2005

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

RISKS OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISKS OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity, and consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Call protection: Any of a number of provisions that prohibits a bond’s early redemption for a given period.

Citigroup GNMA Index: A market value-weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA).

Collateralized mortgage obligation (CMO): Collateralized mortgage obligations are investment-grade bonds that are backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk. Those classes with less risk generally yield less than other mortgage-backed securities.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in rates, and vice versa.

Extension risk: As interest rates rise, the likelihood of prepayment decreases, and the average life and duration of mortgage securities lengthens. Investors are unable to capitalize on higher interest rates because their investment is locked in at a lower rate for a longer period of time.

Implied volatility: A theoretical value designed to represent the volatility of the security underlying an option as determined by the price of the option. It is a representation of the market’s best estimate for future volatility.

Lehman MBS Index: An index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Lehman GNMA Index: An index that tracks the GNMA component of the Lehman MBS Index.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Real interest rate: The excess of the current interest rate over the current inflation rate.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Year Ended 10/31/05**	10/31/04	10/31/03	10/31/02	10/31/01
NET ASSET VALUE					
Beginning of period	$ 9.90	$ 9.91	$ 10.16	$ 10.04	$ 9.41
Investment activities					
Net investment income	0.37	0.35	0.31	0.45	0.58
Net realized and unrealized gain (loss)	(0.22)	0.08	(0.08)	0.14	0.63
Total from investment activities	0.15	0.43	0.23	0.59	1.21
Distributions					
Net investment income	(0.45)	(0.44)	(0.41)	(0.47)	(0.58)
Net realized gain	–	–	(0.07)	–	–
Total distributions	(0.45)	(0.44)	(0.48)	(0.47)	(0.58)
NET ASSET VALUE					
End of period	**$ 9.60**	**$ 9.90**	**$ 9.91**	**$ 10.16**	**$ 10.04**

Ratios/Supplemental Data

Total return^	**1.53%**	**4.46%**	**2.31%**	**6.04%**	**13.29%**
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	3.78%	3.65%	3.21%	4.45%	5.99%
Portfolio turnover rate	187.2%¤	198.6%¤	312.0%¤	327.9%¤	71.0%¤
Net assets, end of period (in thousands)	$ 79,994	$ 83,270	$ 92,684	$ 109,526	$ 92,204

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

** Per share amounts calculated using average shares outstanding method.

¤ The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions (see Note 2); had these transactions been excluded from the calculation, the portfolio turnover rates for the periods ended 10/31/05, 10/31/04, 10/31/03, 10/31/02, and 10/31/01 would have been 107.1%, 99.7%, 112.5%, 105.9%, and 71.0%, respectively.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)

(Amounts in 000s)

	$ Par/Shares	Value
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 92.9%		
U.S. Government Agency Obligations ± 7.1%		
Federal Home Loan Mortgage		
4.50%, 4/1/34 - 4/1/35	535	500
6.50%, 7/1/14	319	329
7.00%, 11/1/30	34	36
CMO		
4.50%, 3/15/16	1,100	1,071
5.00%, 11/15/27	600	592
CMO, IO		
4.50%, 6/15/11 - 4/15/18	1,141	94
Federal National Mortgage Assn.		
5.50%, 4/1/34	1,438	1,419
6.00%, 8/1/34	830	837
ARM, 4.70%, 9/1/35	272	267
IO, 8.50%, 4/25/22	26	6
TBA, 5.00%, 1/1/34	525	505
		5,656
U.S. Government Obligations 85.8%		
Government National Mortgage Assn.		
5.00%, 12/15/17 - 6/15/35	14,222	13,926
5.50%, 10/15/17 - 9/15/35	16,733	16,737
6.00%, 12/15/08 - 1/20/35	16,898	17,214
6.50%, 12/15/14 - 10/20/34	3,544	3,679
6.75%, 2/15/41	523	541
7.00%, 3/15/13 - 12/15/34	2,915	3,059
7.50%, 9/15/12 - 3/15/32	1,000	1,058
8.00%, 4/15/17 - 2/15/30	204	218
8.50%, 6/15/16 - 3/15/27	231	248
9.00%, 4/15/18 - 3/20/25	36	40

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit GNMA Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks a high level of income and maximum credit protection by investing at least 80% of net assets in GNMA securities backed by the full faith and credit of the U.S. government.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (?variation margin?) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in other assets or liabilities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the year ended October 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

TBA Purchase Commitments During the year ended October 31, 2005, the fund entered into TBA (to be announced) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Dollar Rolls During the year ended October 31, 2005, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $1,017,000 and $1,119,000, respectively, for the year ended October 31, 2005. Purchases and sales of U.S. government securities aggregated $151,195,000 and $150,753,000, respectively, for the year ended October 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2005 totaled $3,743,000 and were characterized as ordinary income for tax purposes. At October 31, 2005, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of October 31, 2005, the fund had $277,000 of capital loss carryforwards that expire in fiscal 2012, and $461,000 that expire in fiscal 2013.

For the year ended October 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. Results of operations and net assets were not affected by these reclassifications.

At October 31, 2005, the cost of investments for federal income tax purposes was $89,817,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.60% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended October 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $238,000, and the value of shares of the T. Rowe Price Reserve Funds held at October 31, 2005 and October 31, 2004 was $7,780,000 and $8,087,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Summit Funds, Inc. and Shareholders of T. Rowe Price Summit GNMA Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit GNMA Fund (one of the portfolios comprising T. Rowe Price Summit Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, brokers and by agreement to the underlying ownership records for T. Rowe Price Government Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $94,000 from short-term capital gains.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected*	Directorships of Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
1993	Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
2001	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present);
(1938)	Director, Canyon Resources Corp., Golden Star Resources Ltd.
2001	(5/00 to present), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999)

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting
(1934)	environmental and civil engineers
1993

Theo C. Rodgers**	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company; Partner, Blackstone Real Estate Advisors, L.P.
1993

* Each independent director oversees 113 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.
**Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.; Vice President, Summit Funds
2004
[37]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1993	Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Connice A. Bavely, CFA (1951)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Summit Funds	Group, Inc.

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

Brian E. Burns (1960)	Assistant Vice President, T. Rowe Price
Vice President, Summit Funds

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Summit Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Patrick S. Cassidy, CFA (1964)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Alisa Fiumara, CFA (1974)	Assistant Vice President, T. Rowe Price
Vice President, Summit Funds

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Summit Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Trust Company

Terri L. Hett (1959)	Employee, T. Rowe Price
Assistant Vice President, Summit Funds

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Summit Funds	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Keir R. Joyce (1972)	Vice President, T. Rowe Price
Vice President, Summit Funds

Alan D. Levenson, Ph.D (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Summit Funds	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Summit Funds	Group, Inc., and T. Rowe Price Trust Company

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Summit Funds

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Funds	Group, Inc., and T. Rowe Price Savings Bank

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
President, Summit Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$7,123	$7,157
Audit-Related Fees	614	690
Tax Fees	2,020	1,970
All Other Fees	368	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,010,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	December 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 16, 2005